Fair value of financial assets and liabilities - Financial assets subject to offsetting, enforceable master netting arrangements or similar agreements (Detail) - Derivatives - EUR (€) € in Millions	Dec. 31, 2025	Dec. 31, 2024
Derivatives
Gross amounts of recognized financial assets	€ 82	€ 72
Net amounts of financial assets presented in the balance sheet	82	72
Related amounts not offset in the balance sheet
Financial instruments	(32)	(45)
Net amount	€ 51	€ 27